UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2013

GLOBAL CONDIMENTS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-164285	27-1458154
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

415 East Calder Way, State College, Pennsylvania, 16801
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (814) 237-0134

_________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 29, 2013, the Board of Directors approved the appointment of MaloneBailey LLP ("MaloneBailey") to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.

During the fiscal year ended December 31, 2012 and 2011 and the subsequent interim period through May 29, 2013, the Company had not consulted with MaloneBailey regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and no written report or oral advice was provided to the Company that was an important factor considered by the Company as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a "reportable event" (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2013

By: /s/ Charles C Herlocher

President and Chief Executive Officer

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